UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2023

Acushnet Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-37935	45-2644353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bridge Street	Fairhaven,	Massachusetts	02719
(Address of principal executive offices)			(Zip Code)

(800) 225‑8500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.001 par value per share	GOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2023, the Board of Directors (the “Board”) of Acushnet Holdings Corp. (the “Company”) amended and restated the Company’s bylaws (as amended, the “Amended and Restated Bylaws”). Among other matters, the Amended and Restated Bylaws update certain procedural requirements related to director nominations by stockholders in light of the “universal proxy” rules of the Securities and Exchange Commission (the “Universal Proxy Rules”) and reflect certain amendments to the Delaware General Corporation Law (the “DGCL”). The amendments effected by the Amended and Restated Bylaws include, among other things:

i.specifying that stockholders must appear in person at an annual meeting to make nominations for persons for election to the Board or to propose other business;
ii.prohibiting stockholders from submitting additional or substitute nominees after the nomination deadlines;
iii.requiring certain additional information and representations be included in the notice of any stockholder proposals or nominations, and that a stockholder update and supplement notices of nominations, as needed;
iv.specifying that if a stockholder fails to comply with the applicable requirements of the Universal Proxy Rules, the Company shall disregard any proxies or votes solicited for such stockholder’s nominees, and that, upon request by the Company, a stockholder shall deliver reasonable evidence it has met the applicable requirements of the Universal Proxy Rule within five business days of the applicable meeting;
v.requiring any stockholders directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Company; and
vi.revising certain provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to conform to recent amendments to the DGCL.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Acushnet Holdings Corp.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSHNET HOLDINGS CORP.

By:	/s/ Roland Giroux
Name:	Roland Giroux
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: July 27, 2023